Liberty EQUITY Growth Fund

                           Supplement to Prospectuses
                               dated March 1, 2003
                    (Replaces supplement dated April 1, 2003)


1.) The section "Managing the Fund - Portfolio Manager" is replaced in its entirety with the following:

PORTFOLIO MANAGERS_________________________________________________

Robert G. Armknecht, CFA, an Executive Vice President of the Advisor, is a co-manager of the Fund and has managed or co-managed the Fund since it commenced operations in 1990. He has been with the Advisor and its predecessors since 1988. Mr. Armknecht received an M.B.A. degree from Columbia University.

Alexander S. Macmillan, CFA, a Senior Vice President of the Advisor, has co-managed the Fund since July, 2003. He has been with the Advisor and its predecessors since 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

2.) On April 1, 2003, Fleet Investment Advisors, Inc., Stein Roe & Farnham Incorporated, Colonial Management Associates, Inc. and Newport Pacific Management, Inc., merged into Columbia Management Advisors, Inc. ("Columbia"), a registered investment adviser. Each of the four merging companies was a registered investment adviser and advised various funds in the Liberty family of funds. Columbia, a direct subsidiary of Columbia Management Group, Inc., is the surviving company in these mergers and is now the investment adviser to your fund.

The mergers did not change the way your fund is managed, the investment personnel assigned to manage your fund or the fees paid by your fund to Columbia.


                                                                   July 1, 2003
703-36/592O-0603